EXHIBIT 4.1

SPECIMEN STOCK CERTIFICATE

NUMBER	144-RESTRICTED SHARES	SHARES
__________________________		__________________________

The shares represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”), and are Restricted Securities as that term is defined in Rule 144 under the Act and requires written release from either issuing company or their attorneys prior to legend removal

QI SYSTEMS INC.

Incorporated under the laws of the State of Delaware

Par Value $0.001	CUSIP No.
Common Stock		________________________

THIS CERTIFIES THAT
________________________

is the owner of
________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF

QI SYSTEM INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
__________________________
__________________________
Countersigned and Registered:
PRESIDENT CEO
Signature Stock Transfer, Inc.
(Plano, Texas) Transfer Agent
__________________________

CHAIRMAN	By
__________________________
Authorized Signature

REVERSE SIDE

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN (TRANS) ACT	__________	Custodian	__________
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA)
JT TEN	- as joint tenants with right		(Cust)		(Minor)
	of survivorship and		under Uniform Gifts (Transfers) to
	not as tenants in common		Minors Act ______________________
(State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _______________________________ hereby sell, assign and transfer unto

_________________________[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE]

Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
__________________________	X
__________________________

__________________________	__________________________
SIGNATURE GUARANTEE	NOTICE: THE SIGNATURE(S) TO THIS
(BY BANK, BROKER, CORPORATE OFFICER)	AGREEMENT MENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.